TEMPLETON INSTITUTIONAL FUNDS, INC.

TIFI EMERGING FIXED INCOME MARKETS SERIES ANNUAL REPORT

DECEMBER 31, 2002

-------------------------------------------------------------------------------
MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

o ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

o ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK;

o ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
-------------------------------------------------------------------------------

INVESTING IN EMERGING MARKETS INVOLVES SPECIAL CONSIDERATIONS, WHICH INCLUDE RISKS RELATED TO MARKET AND CURRENCY VOLATILITY, ADVERSE SOCIAL, ECONOMIC, AND POLITICAL DEVELOPMENTS, AND THE RELATIVELY SMALL SIZE AND LESSER LIQUIDITY OF THESE MARKETS. THESE SPECIAL RISK CONSIDERATIONS ARE DISCUSSED IN THE FUND'S PROSPECTUS. THE FUND IS DESIGNED FOR THE AGGRESSIVE PORTION OF A WELL-DIVERSIFIED PORTFOLIO.

[PICTURE AND BIO OF ALEX C. CALVO APPEARS HERE]

Alex C. Calvo joined the Templeton organization in 1995 and is currently Senior Vice President, Director, and Portfolio Manager for Franklin Templeton Investments International Bond Department. In this position, Mr.Calvo directs all investment strategies within the Fixed Income Group and manages the portfolio management team.

Prior to joining the Templeton organization, Mr. Calvo was an account executive with Fleishman-Hillard. While there, he served as consultant to firms investing in Latin America.

Mr. Calvo holds an M.A. in international affairs from the Fletcher School of Law and Diplomacy at Tufts University, and has completed course work for a Ph.D. in economics at Boston University. He holds a B.A. in political science from the State University of New York at Binghamton and studied electronic engineering at the Universidad Nacional de San Juan in Argentina. He has also received the Investment Management Certificate from the Investment Management Authority (IMRO) in the United Kingdom and holds the National Association of Securities Dealers Series 6 License in the U.S.

December 31, 2002

Dear Shareholder:

Over the past year, many emerging bond markets provided positive returns as global interest rates declined, commodity prices remained favorable, and capital flows to the asset class continued. While political transitions in a few select countries created short-term bond market volatility, many emerging market issuers benefited from the continued implementation of structural reforms, favorable competitive positioning and trade dynamics, and improved credit fundamentals. Overall, emerging bond market returns reflected these factors as the J.P. Morgan Emerging Markets Bond Index Global (EMBIG) posted a 13.11% 12-month cumulative total return during the period.

(Insert performance chart below)

                          TOTAL RETURNS AS OF 12/31/02


                              One-Year       Three-Year    Five-Year   Cumulative Since
                               Average        Average       Average      Inception
                             Annual/1,2/    Annual/1,2/   Annual/1,2/  (06/04/97) /1,3/
TIFI Emerging Fixed Income
Markets Series                 9.28%         10.79%         7.85%         64.06%
JP Morgan EMBIG/4/            13.11%          9.46%         7.58%          NA


1. The Fund's administrator, manager, and transfer agent have agreed in advance to waive a portion of their respective fees in order to limit the total expenses of the Fund to an annual rate of 1.25% of average net assets through April 30, 2003. If these fee waivers are insufficient to so limit the Fund's expenses, the Fund administrator, manager, and transfer agent have agreed to make certain payments to reduce the Fund's expenses. After April 30, 2003, these agreements may end at any time upon notice to the Board. Past expense waivers by the Fund's administrator, manager, and transfer agent increased the Fund's total returns. If they had not taken this action, the Fund's one-year and three-year average annual total returns and since inception cumulative total return would have been lower.

2. Average annual total return represents the average annual change in value of an investment over the indicated period. 3. Cumulative total return represents the change in value of an investment over the indicated period. 4. Source: JP Morgan. The Emerging Markets Bond Index Global (EMBIG) tracks and measures the total returns for U.S-dollar-denominated debt instruments of sovereign and quasi-sovereign entities in 27 emerging markets. The index includes reinvested interest.

Indices are unmanaged, do not contain cash, and do not include management or operating expenses. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

All calculations assume reinvestment of distributions at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social, and political climates of the countries where investments are made. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Also, as a non-diversified series of an investment company, the Fund may invest in a relatively small number of issuers and, as a result, be subject to greater risk of loss with respect to its portfolio procedures. You may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

The performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page X.

NOT FDIC INSURED/MAY LOSE VALUE/NO BANK GUARANTEE

MANAGER'S DISCUSSION

For the twelve-month period ended December 31, 2002, the Emerging Fixed Income Markets Series (the "Fund") generated a cumulative total return of 9.28%. The Fund's underperformance relative to the JP Morgan Emerging Markets Bond Index Global (EMBIG)/1/ during the period is attributable to our defensive positioning in Brazilian bonds. The Brazilian elections held during the fall created a binary event (where there exists equal probability of a positive outcome and negative outcome) in the Brazilian bond market that, in our opinion, was not a prudent investment. Instead, we found an optimal risk-adjusted return through overweight positions, as compared to the EMBIG, in Eastern Europe and Asia. In particular, the Fund's core holdings in Russia, Ukraine, Malaysia, Mexico, and the Philippines, returned 35.86%, 21.01%, 16.90%, 16.12%, and 14.61%, respectively, according to the EMBIG. We believe that over the long run, the Fund is positioned to benefit through investment in countries with sound economic policy and prudent debt management.

In the United States, economic uncertainty during much of the year, combined with investor concern over corporate accounting transparency, contributed to increased investor risk aversion, which was reflected in the poor performance of major equity markets. For the twelve months under review, the Standard & Poor's 500 Composite Stock Index (S&P 500(R)), the Nasdaq Composite Index, and the Dow Jones Industrial Average each declined, posting returns of -22.1%, -15.92 %, and -15.01%, respectively. The Federal Reserve further reduced interest rates, resulting in a downward shift in the U.S. Treasury yield curve. Lower interest rates in developed economies generally benefit emerging market borrowers, as financing costs fall and positive capital flows result as investors seek higher returns outside developed countries. Despite the greater investor risk aversion for other asset classes, the interest rate spread on the EMBIG improved slightly, going from 7.28% at the beginning of the period to 7.25% at period end, as a result of both strong demand for emerging market assets and the decline in U.S. Treasury yields.

For the year ended 2002, all regions within the emerging market bond universe posted positive returns, as measured by the EMBIG. The overall decline in EMBIG sovereign spreads was driven by a 139 basis point decline in Eastern Europe to 4.72%, offset by a 93 basis point increase in Latin America to 9.81%, by period end. Similarly, Eastern Europe was the Fund's top-performing region, which returned 27.81%. Asia also did well and contributed 14.49% for the same period. Latin America underperformed the EMBIG with a return of 6.79% for the period. Strong returns in Venezuela and Mexico were partially offset by weakness in distressed countries. In particular, Argentina's banking crisis and economic contraction negatively impacted regional trade partners such as Uruguay. Within the EMBIG, Russia, Pakistan, and South Africa were the best performers, returning 35.85%, 31.31%, and 22.92%, respectively. The worst performers included Uruguay, Cote d'Ivoire, and Argentina, dropping -40.64%, -20.69%, and -6.41%, respectively./1/

Mexico was the stalwart of the Latin American economies during the reporting period. Despite weaker economic growth due to close trading ties to the United States, strong political leadership and the implementation of economic and fiscal reforms were reflected in the upgrade of Mexico's sovereign debt by Standard & Poor's to an investment-grade rating (BBB-) during the past year. Continued disinflation, along with political and fiscal stability, provided investors with a regional safe haven and supported Mexico's bond performance.

Venezuela stood out as one of Latin America's highest risk-reward profile credits, which returned 18.89% in the EMBIG during the year. A political coup early in the year was short-lived and the political instability that followed negatively impacted economic growth. Although the political environment in Venezuela intensified, we believe a new administrative leadership would benefit the Venezuelan economy and bondholders significantly.

Elsewhere in Latin America, a series of events in Brazil negatively impacted bond performance. Brazilian yields rose during the summer on pre-election concerns regarding the policy stance of front-running candidates. Ironically, following the election, a relief rally brought fourth quarter bond performance to a 40.77% return, following a -31.52% decline over the first three quarters of the year. The rally in Brazilian bonds was less a function of fundamental improvement of the country's financial condition, but rather an increased sense of investor comfort with the new government and a higher global risk appetite for financial securities. Brazil's financial structure remains vulnerable to crises, partly due to high debt levels and unfavorable solvency ratios, which indicates a potential for tenuous debt dynamics going forward.

Despite increased volatility in Latin America, we believe it is important to underscore other emerging market regions' significant progress in economic reform and debt dynamics. The Eastern European and Asian sectors outperformed the EMBIG, driven by positive macroeconomic fundamentals, sustainable debt levels, and positive trade conditions.

As a case in point, Russia's ongoing political and structural reforms contributed to a positive investment climate, as evidenced by increased capital flows and a return of capital to the country. The strength in the balance of payments from capital flows and relatively stronger oil prices during the period, combined with prudent fiscal management, contributed to a significant build-up of reserves. Russia was recognized as a market economy by the U.S. government during the past year and Standard & Poor's rating agency upgraded the country's sovereign debt rating from (B) + to (BB) during the period, reflecting Russia's progress in economic reforms and fiscal management./2/ In our opinion, the relatively strong performance of European developing countries reflects the market's expectation for future positive developments as the economies within Eastern and Central Europe continue to implement structural reforms and work toward joining the European Union and other Western-oriented institutions.

Asia benefited from improving domestic demand and strong inter-regional trade flows. Relatively low interest rates and favorable inflationary trends supported the region's underlying fundamentals. Although there is some uncertainty regarding the Philippines' fiscal discipline, export strength and low interest rates continued to support bond prices there. In Malaysia, the completion of the government's political transition and banking system improvements through increased lending growth and a reduction in non-producing loans provided investors with a relatively safe haven from volatility in other regions.

During the 12-month reporting period, we increased the Fund's European allocation to 34.8% of total net assets, adding to or initiating positions in Russia, Bulgaria, Poland, and Ukraine sovereign dollar bonds, while reducing exposure to Turkey. During the period, the Fund had no exposure to Argentina and significantly reduced Brazilian holdings. We have maintained our positions in Venezuela and initiated a position in Colombia. We had less than 50% of the Fund's total net assets invested in Latin America on December 31, 2002, remaining underweight relative to the EMBIG. Within Latin America, the Fund's largest allocations at the end of the reporting period were Mexico (13.5% of total net assets) and Venezuela (9.5%). Asian credits represented 14.4% of the Fund's total net assets, led by the Philippines, South Korea, and Malaysia. We kept all investments in dollar-denominated securities during the year under review to limit foreign exchange risk. Most instruments in which we invested were sovereign eurobonds and we held a small portion of Brady bonds, with some offering principal collateral.

Looking forward, we hold a positive outlook on the prospects for emerging market economies in the intermediate to long term, given the potential for a gradual global economic recovery, increased demand for emerging market exports, and an improved balance of payments. We remain cautious, however, in the short term, due to tenuous political and financial conditions in selected countries such as Brazil and Turkey. With this in mind, we currently plan on maintaining our defensive posture in the near term, while attempting to take advantage of market volatility resulting from regional contagion or increased risk aversion, to add to positions that we believe are improving underlying fundamentals and credit characteristics.

We appreciate your support, welcome your comments, and look forward to serving you in the future.

Best regards,

Alex C. Calvo
Portfolio Management Team

FOR THE MOST CURRENT PORTFOLIO INFORMATION, PLEASE CALL 1-800-362-6243.

1. Source: JP Morgan. The Emerging Markets Bond Index Global (EMBIG) tracks and measures the total returns for U.S-dollar-denominated debt instruments of sovereign and quasi-sovereign entities in 27 emerging markets. The index includes reinvested interest.

2. The rating reflects Standard & Poor's(R) assessment of the overall credit quality of the fund's portfolio investments, based primarily on the fund's stated investment goal and policies. It considers, for example, the fund's management. The rating does not guarantee the yield or the market price of the fund's shares nor approval by Standard & Poor's(R), and is subject to change.

INSERT THE FOLLOWING CHARTS ON PAGES 2 AND 3 AS INDICATED

Page 2, left side callout

GEOGRAPHIC DISTRIBUTION ON 12/31/02- pie chart

(FIXED INCOME ASSETS AS A PERCENTAGE OF TOTAL NET ASSETS)

Latin America                                 40.3%
Europe                                        34.8%
Asia                                          14.4%
Middle-East Africa                             4.4%
Short-Term Investments and Other Net Assets    6.1%

FUND ASSET ALLOCATION ON 12/31/02 - pie chart

Government Agencies and Other Net Assets      95.2%
Corporate Bonds                                4.8%

Page 3, right side callout

Insert shaded box-

10 LARGEST POSITIONS ON 12/31/02
(Percent of Total Net Assets)

United Mexican States, 7.50%, 1/14/12                12.7%
Federation of Russia, Reg S, 12.75%, 6/24/28          9.3%
Federation of Russia, 3.00%, 5/14/06                  8.9%
Republic of Venezuela, 9.25%, 9/15/27                 6.3%
Federation of Russia, Reg S, FRN, 5.00%, 3/31/30      5.0%
Republic of Ukraine, Reg S, 11.00%, 3/15/07           4.7%
Government of Malaysia, 7.50%, 7/15/11                4.7%
Korean Development Bank, 5.25%, 11/16/06              3.7%
Republic of South Africa, 7.375%, 4/25/12             3.5%
Republic of Bulgaria, 144A, 8.25%, 1/15/15            3.5%

INSERT GRAPH:
TOTAL RETURN INDEX COMPARISON1

$5,000,000 INVESTMENT: 06/04/97-12/31/02

SEE ATTACHED SPREADSHEET

TIFI Emerging Fixed Income Markets Series/1/
Emerging Markets Bond Index Global/4/

Periods ended December 31, 2002                                        Since
                                                                      Inception
                                    One-year  Three-year  Five-year  (06/04/97)
Average Annual Total Return/1,2/     9.28%      10.79%      7.85%      9.29%
Cumulative Total Return/1,3/         9.28%      35.98%     45.93%     64.06%


1. The Fund's administrator, manager, and transfer agent have agreed in advance to waive a portion of their respective fees in order to limit the total expenses of the Fund to an annual rate of 1.25% of average net assets through April 30, 2003. If these fee waivers are insufficient to so limit the Fund's expenses, the Fund administrator, manager, and transfer agent have agreed to make certain payments to reduce the Fund's expenses. After April 30, 2003, these agreements may end at any time upon notice to the Board. Past expense waivers by the Fund's administrator, manager, and transfer agent increased the Fund's total returns. If they had not taken this action, the Fund's one-year and three-year average annual total returns and since inception cumulative total return would have been lower.

2. Average annual total return represents the average annual change in value of an investment over the indicated periods.

3. Cumulative total return represents the change in value of an investment over the indicated periods.

4. Source: JP Morgan. The Emerging Markets Bond Index Global (EMBIG) tracks and measures the total returns for U.S-dollar-denominated debt instruments of sovereign and quasi-sovereign entities in 33 emerging markets. The index includes reinvested interest.

Indices are unmanaged, do not contain cash, and do not include management or operating expenses. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

All calculations assume reinvestment of distributions at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social, and political climates of the countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Also, as a non-diversified series of an investment company, the Fund may invest in a relatively small number of issuers and, as a result, be subject to greater risk of loss with respect to its portfolio securities. You may have a gain or loss when you sell your shares. Past performance is not predictive of future results.

The performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

INSERT GRAPH:
TOTAL RETURN INDEX COMPARISON/1/
$5,000,000 INVESTMENT: 06/04/97-12/31/02

TIFI Emerging Fixed Income Markets Series/1/
Emerging Markets Bond Index Global/4/

                     US Dollar             US Dollar
               TIFI - Emerging Fixed       JP Morgan
               Income Market Series      EMBI Global Index
INCEPT              $5,000,000              $5,000,000
Jun-97              $5,005,000              $5,094,542
Jul-97              $5,250,000              $5,305,115
Aug-97              $5,165,000              $5,279,581
Sep-97              $5,360,000              $5,425,822
Oct-97              $5,260,000              $4,851,140
Nov-97              $5,460,000              $5,056,739
Dec-97              $5,620,975              $5,180,430
Jan-98              $5,647,820              $5,205,300
Feb-98              $5,739,085              $5,342,919
Mar-98              $5,823,985              $5,464,289
Apr-98              $5,834,930              $5,476,890
May-98              $5,703,565              $5,311,416
Jun-98              $5,605,040              $5,176,782
Jul-98              $5,703,565              $5,206,959
Aug-98              $4,138,095              $3,783,352
Sep-98              $4,794,935              $4,110,320
Oct-98              $5,189,040              $4,372,956
Nov-98              $5,446,300              $4,672,733
Dec-98              $5,403,400              $4,582,203
Jan-99              $5,371,985              $4,478,077
Feb-99              $5,296,590              $4,522,181
Mar-99              $5,541,630              $4,821,958
Apr-99              $5,880,910              $5,118,418
May-99              $5,585,610              $4,854,124
Jun-99              $5,704,985              $5,040,490
Jul-99              $5,692,420              $4,956,592
Aug-99              $5,560,475              $4,959,908
Sep-99              $5,629,590              $5,115,765
Oct-99              $5,730,120              $5,296,825
Nov-99              $5,830,645              $5,438,755
Dec-99              $6,032,285              $5,690,116
Jan-00              $6,004,925              $5,602,571
Feb-00              $6,244,305              $5,903,674
Mar-00              $6,327,475              $6,064,173
Apr-00              $6,286,435              $5,952,420
May-00              $6,074,375              $5,814,921
Jun-00              $6,389,040              $6,085,728
Jul-00              $6,525,850              $6,259,171
Aug-00              $6,642,140              $6,459,089
Sep-00              $6,594,255              $6,389,331
Oct-00              $6,498,490              $6,259,691
Nov-00              $6,484,810              $6,234,466
Dec-00              $6,760,350              $6,509,657
Jan-01              $6,993,985              $6,823,968
Feb-01              $6,865,860              $6,733,033
Mar-01              $6,787,375              $6,657,625
Apr-01              $6,764,750              $6,625,667
May-01              $6,840,170              $6,785,345
Jun-01              $7,006,080              $6,889,159
Jul-01              $6,787,375              $6,532,299
Aug-01              $7,043,790              $6,824,554
Sep-01              $6,847,710              $6,601,390
Oct-01              $7,006,080              $6,604,690
Nov-01              $7,300,200              $6,520,149
Dec-01              $7,506,265              $6,597,739
Jan-02              $7,613,620              $6,719,799
Feb-02              $7,935,670              $6,971,790
Mar-02              $7,993,475              $6,979,460
Apr-02              $8,100,825              $7,047,858
May-02              $8,043,020              $7,011,208
Jun-02              $7,547,555              $6,658,543
Jul-02              $7,266,795              $6,356,999
Aug-02              $7,687,935              $6,822,343
Sep-02              $7,580,585              $6,633,185
Oct-02              $7,877,865              $7,041,325
Nov-02              $8,051,275              $7,241,300
Dec-02              $8,202,840              $7,463,609

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING FIXED INCOME MARKETS SERIES
FINANCIAL HIGHLIGHTS



                                                                         Year Ended December 31,
                                                    --------------------------------------------------------------
                                                        2002        2001       2000         1999        1998
                                                    --------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE++
(For a share outstanding throughout the year0
Net asset value, beginning of year                   $  9.09      $ 8.96       $ 8.82       $ 8.59      $10.47
                                                    --------------------------------------------------------------
Income from investment operations:
     Net investment income                               .79         .79/a/      .89          .77         .84
     Net realized and unrealized gains (losses)          .05         .20/a/      .14          .22       (1.27)
                                                    --------------------------------------------------------------
Total from investment operations                         .84         .99        1.03          .99        (.43)
                                                    --------------------------------------------------------------
Less distributions from:
     Net investment income                              (.81)       (.86)       (.89)        (.76)       (.86)
     Net realized gains                                   --          --          --           --        (.56)
     Tax return of capital                                --          --          --           --        (.03)
                                                    ---------------------------------------------------------------
Total distributions                                     (.81)       (.86)        (.89)        (.76)      (1.45)
                                                    ---------------------------------------------------------------
Net asset value, end of year                          $ 9.12       $ 9.09       $ 8.96       $ 8.82       $8.59
                                                    ===============================================================

Total return*                                           9.28%       11.03%       12.07%       11.77%      (3.98)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)                       $2,857       $2,615       $2,352       $2,103      $1,881
Ratios to average net assets:
     Expenses                                           1.25%        1.25%        1.25%        1.25%       1.25%
     Expenses, excluding waiver and
       payments by affiliate                            2.22%        3.43%        2.90%        2.62%       3.74%
     Net investment income                              8.39%        8.56%/a/     9.61%        8.57%       8.55%
Portfolio turnover rate                               124.79%      199.64%      178.02%      297.46%     525.94%

/a/ Effective January 1,2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide of Investment Companies and began recording all paydown gains and losses as part of investment income and amortizing all premium and discount on fixed-income securities, as required. The effect of this change was follows:
------------------------------------------------------
Net investment income per share                         $(0.05)
Net realized an unrealized gain (losses) per share        0.05
Ratio of net investment income to average net assets     -0.54%

Per share data and ratios for prior periods have not been restated to reflect this change in accounting policy.



 * Total return is not annualized.
++ Based on average weighted shares outstanding effective year ended
   December 31, 1999.


                       See Notes to Financial Statements.

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING FIXED INCOME MARKETS SERIES
STATEMENT OF INVESTMENTS, DECEMBER 31, 2002

                                            Principal
                                             Amount                 Value
-------------------------------------------------------------------------------
LONG TERM SECURITIES 93.9%
BRAZIL 2.6%
Republic of Brazil, 8.00%, 4/15/14         $ 110,827          $     73,423
                                                                ----------
BULGARIA 4.9%
Republic of Bulgaria:
 144A, 8.25%, 1/15/15                         90,000                98,595
 FRN, 2.6875%, 7/28/11                        45,590                42,513
                                                                ----------
                                                                   141,108
                                                                ----------
CHILE 1.0%
Republic of Chile, 7.125%, 1/11/12            25,000                28,219
                                                                ----------

COLOMBIA 4.6%
Republic of Colombia:
 9.75%, 4/23/09                               27,000                27,945
 10.00%, 1/23/12                              53,000                53,795
 10.75%, 1/15/13                              30,000                31,281
 11.75%, 2/25/20                              18,000                19,301
                                                                ----------
                                                                   132,322
                                                                ----------
MALAYSIA 4.7%
Government of Malaysia, 7.50%, 7/15/11       117,000               134,775
                                                                ----------
MEXICO 13.5%
United Mexican States:
  7.50%, 1/14/12                             338,000               363,857
  8.30%, 8/15/31                              20,000                21,150
                                                                 ---------
                                                                   385,007
                                                                 ---------
PANAMA 4.5%
Republic of Panama:
 8.875%, 9/30/27                              42,000                41,790
 9.375%, 4/01/29                              80,000                86,100
                                                                ----------
                                                                   127,890
                                                                 ---------

PERU 4.6%
Republic of Peru:
 9.125%, 144A, 2/21/12                        56,000               55,020
 FRN, 4.50%, 3/07/17                          98,000               76,933
                                                                 ---------
                                                                   131,953
                                                                 ---------
PHILIPPINES 4.9%
Republic of Philippines
 9.875%, 3/16/10                              18,000                19,283
 9.00%, 2/15/13                                7,000                 6,943
 10.625%, 3/16/25                             76,000                78,660
 FRN, 2.3125%, 6/01/08                        37,278                34,307
                                                                ----------
                                                                   139,193
                                                                 ---------

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING FIXED INCOME MARKETS SERIES
STATEMENT OF INVESTMENTS, DECEMBER 31, 2002 (CONT.)

                                            Principal
                                             Amount                 Value
-------------------------------------------------------------------------------
POLAND 2.0%
Republic of Poland, 6.25%, 7/03/12         $  50,000            $   55,655
                                                                 ---------

RUSSIA 23.2%
Federation of Russia:
 3.00%, 5/14/06                              290,000               255,200
 Reg S, 12.75%, 6/24/28                      200,000               266,230
 Reg S, FRN, 5.00%, 3/31/30                  180,000               142,650
                                                                 ---------
                                                                   664,080
                                                                 ---------
SOUTH AFRICA 4.4%
Republic of South Africa:
 9.125% 5/19/09                               13,000                15,527
 7.375%, 4/25/12                              92,000               100,050
 8.50%,6/23/17                                10,000                11,338
                                                                 ---------
                                                                   126,915
                                                                 ---------
SOUTH KOREA 4.8%
Korea Development Bank:
 6.75%, 12/01/05                              27,000                29,802
 5.25%, 11/16/06                             100,000               106,114
                                                                 ---------
                                                                   135,916
                                                                 ---------
UKRAINE 4.7%
Republic of Ukraine, Reg S, 11.00%, 3/15/07  130,200               134,983
                                                                 ---------
VENEZUELA 9.5%
Republic of Venezuela:
 9.25%, 9/15/27                              262,000               178,815
 FRN, 2.3125% 12/18/07                       119,048                91,815
                                                                 ---------
                                                                   270,630
                                                                 ---------
TOTAL LONG TERM INVESTMENTS (COST $2,600,029)                    2,682,069
                                                                 ---------
SHORT TERM INVESTMENT (Cost $65,949) 2.3%
+Franklin Institutional Fiduciary Trust
  Money Market Portfolio                      65,949                65,949
                                                                 ---------

TOTAL INVESTMENTS (COST $2,665,978) 96.2%                        2,748,018
OTHER ASSETS, LESS LIABILITIES 3.8%                                109,450
                                                                 ---------
TOTAL NET ASSETS 100.0%                                         $2,857,468
                                                                ==========

+ See note 6 regarding investments in the "Sweep Money Fund."

                       See Notes to Financial Statements

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING FIXED INCOME MARKETS SERIES
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2002

Assets:
     Investments in securities, at value (cost $2,665,978)          $2,748,018
     Receivables:
       Investment securities sold                                      287,620
       Interest                                                         55,021
                                                                    ----------
         Total assets                                                3,090,659
                                                                    ==========
Liabilities:

Payables:
     Investment securities purchased                                   198,365
     Affiliates                                                         21,173
Accrued expenses                                                        13,653
                                                                    ----------
         Total liabilites                                              233,191
                                                                    ----------
Net assets, at value                                                $2,857,468
                                                                    ==========

Net assets consist of:
     Undistributed net investment income                            $     (556)
     Net unrealized appreciation                                        82,040
     Accumulated net realized loss                                    (245,874)
     Capital shares                                                  3,021,858
                                                                    ----------
Net assets, at value                                                $2,857,468
                                                                    ==========

Net asset value per share ($2,857,468/313,429 shares outstanding)        $9.12
                                                                         =====





                       SEE NOTES TO FINANCIAL STATEMENTS

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING FIXED INCOME MARKETS SERIES
FINANCIAL STATEMENTS (CONTINUED)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002





Investment Income
     Dividends                                       $   1,927
     Interest                                          259,611
                                                     ----------
          Total investment income                                    $ 261,538
                                                                     ----------
Expenses:
     Management fees (Note 3)                           18,932
     Administrative fees (Note 3)                        2,347
     Transfer agent fees (Note 3)                          180
     Custodian fees                                        500
     Report to shareholders                              1,200
     Registration and filing fees                       14,000
     Professional fees                                  19,200
     Directors' fees and expenses                        4,000
                                                      ---------
          Total expenses                                                60,359
          Expenses waived/paid by affiliate (Note 3)                   (26,435)
                                                                       --------
            Net expenses                                                33,924
                                                                       --------
              Net investment income                                    227,614
                                                                       --------
Realized and unrealized gains (losses):
     Net realized gain from:
          Investments                                   61,251
          Foreign currency transactions                    396
                                                     ---------
            Net realized gain                                           61,647
     Net unrealized depreciation on:
          Investments                                  (46,377)
                                                     ---------
            Net unrealized depreciation                                (46,377)
                                                                      ---------
Net realized and unrealized gain                                        15,270
                                                                      ---------
Net increase in net assets resulting from operations                  $242,884
                                                                      =========



                        SEE NOTES TO FINANCIAL STATEMENT

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING FIXED INCOME MARKETS SERIES
FINANCIAL STATEMENTS (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2002 and 2001


                                                                        2002                2001
                                                                  ----------------------------------------
Increase (decrease) in net assets:
  Operations:
     Net investment income                                             $  227,614       $  207,846
     Net realized gain (loss) from investments
       and foreign currency transactions                                   61,647          (24,870)
     Net unrealized appreciation (depreciation) on investments            (46,377)          79,291
                                                                  ----------------------------------------
          Net increase in net assets resulting from operations            242,884          262,267

  Distributions to shareholders from:
     Net investment income                                               (232,049)        (225,694)
     Net realzied gains                                                        --               --

  Capital share transactions (Note 2)                                     232,049          225,694
                                                                  ----------------------------------------
          Net increase in net assets                                      242,884          262,267

Net assets:
  Beginning of year                                                     2,614,584        2,352,317
                                                                  ----------------------------------------
  End of year                                                          $2,857,468       $2,614,584
                                                                  ========================================
Undistributed net investment income included in net assets:
  End of year                                                          $     (556)      $  (18,554)
                                                                  ========================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING FIXED INCOME MARKETS SERIES
NOTES TO FINANCIAL STATEMENTS


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Emerging Fixed Income Markets Series (the Fund) is a separate, non-diversified series of Templeton Institutional Funds, Inc. (the Company), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks high total return consisting of current income and capital appreciation through a flexible policy of investing at least 80% of total assets in debt securities in emerging market countries and entities organized for the purpose of restructuring securities issued by these issuers. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of interest and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

D. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING FIXED INCOME MARKETS SERIES
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Company are allocated among the funds comprising the Company based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. CAPITAL STOCK

At December 31, 2002, there were one billion one hundred forty million (1,140,000,000) shares of capital stock of Templeton Institutional Funds, Inc. authorized ($0.01 par value) having an aggregate par value of eleven million four hundred thousand dollars ($11,400,000), of which one hundred forty million (140,000,000) shares have been classified as Fund shares. Transactions in the Fund's shares were as follows:


                                                                             YEAR ENDED
                                                                2002                     2001
                                                   ------------------------------- ----------------------
                                                      SHARES        AMOUNT        SHARES       AMOUNT
                                                   ------------- -------------- ----------- -------------
Shares issued on reinvestment of distributions         25,669       $232,049      25,129      $225,694
                                                   ------------- -------------- ----------- -------------
Net increase                                           25,669       $232,049      25,129      $225,694
                                                   ------------- -------------- ----------- -------------

Templeton Global Investors, Inc., a subsidiary of Franklin Resources, Inc., (an affiliate of the Fund's investment manager), is the record owner of 100% of the Fund shares as of December 31, 2002.


3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Company are also officers or directors of Templeton Investment Counsel, LLC (TIC), Franklin Templeton Services, LLC (FT Services), Franklin/Templeton Distributors, Inc. (Distributors), and Franklin/Templeton Investor Services, LLC (Investor Services), the Fund's investment manager, administrative manager, principal underwriter and transfer agent, respectively.

The Fund pays an investment management fee to TIC of 0.70% per year of the average daily net assets of the Fund. The Fund pays its allocated share of an administrative fee to FT Services based on the aggregate average daily net assets of certain funds within the Company as follows:

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING FIXED INCOME MARKETS SERIES
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


      ANNUALIZED
       FEE RATE      AVERAGE DAILY NET ASSETS
     ----------------------------------------------------------------------
        0.15%        First $200 million
        0.135%       Over $200 million, up to and including $700 million
        0.10%        Over $700 million, up to and including $1.2 billion
        0.075%       Over $1.2 billion


TIC and FT Services have agreed in advance to limit total expenses of the Fund to an annual rate of 1.25% of average daily net assets through April 30, 2003.

4. INCOME TAXES

At December 31, 2002, the cost of investments, net unrealized appreciation, and undistributed ordinary income for income tax purposes were as follows:

          Cost of investments                          $2,673,720
                                                     --------------
          Unrealized appreciation                         104,530
          Unrealized depreciation                         (30,232)
                                                     --------------
          Net unrealized appreciation                  $   74,298
                                                     --------------
          Distributable earnings - Ordinary income     $    2,602
                                                     ==============

The tax character of distributions paid during the years ended December 31, 2002 and 2001, was as follows:

                                                      2002        2001
                                                   -------------------------
         Distributions paid from ordinary income    $232,049    $225,694

Net investment income and net realized gains differ for financial statement and tax purposes primarily due to differing treatments of wash sales, losses realized subsequent to October 31, on the sale of securities and foreign currencies, and bond discounts and premiums.

At December 31, 2002, the Fund had tax basis capital losses, which may be carried over to offset future capital gains. Such losses expire as follows:

         Capital loss carryover expiring in:

                      2007                    $190,452
                      2009                      42,295
                                             ----------
                                              $232,747
                                             ==========

At December 31, 2002, the Fund had deferred capital and currency losses occurring subsequent to October 31, 2002 of $8,544. For tax purposes, such losses will be reflected in the year ending December 31, 2003.

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING FIXED INCOME MARKETS SERIES
NOTES TO FINANCIAL STATEMENTS (CONTINUED)


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2002, aggregated $3,325,561 and $2,882,242, respectively.

6. INVESTMENT IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Franklin Advisers Inc. (an affiliate of the Fund's investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management fees paid by the Sweep Money Fund. The Fund earned $1,927 of dividend income from investment in the Sweep Money Fund.

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING FIXED INCOME MARKETS SERIES

INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholders of Templeton Institutional Funds, Inc. - Emerging Fixed Income Markets Series

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Emerging Fixed Income Markets Series of Templeton Institutional Funds, Inc. (the "Fund") at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion. The financial highlights for the year ended December 31, 1998 were audited by other independent accountants whose report dated January 28, 1999 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
San Francisco, California
January 30, 2003

BOARD MEMBERS AND OFFICERS

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

----------------------- --------------------- ---------------- ----------------- ----------------------------
                                                              NUMBER OF
                                                              PORTFOLIOS IN
                                                              FUND COMPLEX
                                             LENGTH OF TIME   OVERSEEN BY       OTHER DIRECTORSHIPS HELD
NAME, AGE AND ADDRESS   POSITION             SERVED           BOARD MEMBER*
----------------------- --------------------- ---------------- ----------------- ----------------------------

HARRIS J. ASHTON (70)   Director              Since 1992       133               Director, Bar-S Foods
500 East Broward                                                                 (meat packing company).
Blvd.
Suite 2100
Fort Lauderdale, FL
33394-3091
-------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and
Chairman of the Board, General Host Corporation (nursery and craft centers)
(until 1998).
-------------------------------------------------------------------------------------------------------------

FRANK J. CROTHERS (58)  Director              Since 1990       17                None
500 East Broward
Blvd.
Suite 2100
Fort Lauderdale, FL
33394-3091
-------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman, Atlantic Equipment & Power Ltd.; Vice Chairman, Caribbean Utilities Co. Ltd.; Director and
President, Provo Power Company Ltd.; Director, Caribbean Electric Utility Services Corporation (Chairman
until 2002); and director of various other business and nonprofit organizations.
-------------------------------------------------------------------------------------------------------------

S. JOSEPH FORTUNATO     Director              Since 1992       134               None
(70)
500 East Broward
Blvd. Suite 2100
Fort Lauderdale, FL
33394-3091
-------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch.
-------------------------------------------------------------------------------------------------------------

ANDREW H. HINES, JR.    Director              Since 1993       27                None
(79)
500 East Broward
Blvd.
Suite 2100
Fort Lauderdale, FL
33394-3091
-------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Consultant, Triangle Consulting Group; and FORMERLY, Executive-in-Residence,
Eckerd College (1991-2002); Chairman and Director, Precise Power Corporation
(1990-1997); Director, Checkers Drive-In Restaurant, Inc. (1994-1997); and
Chairman of the Board and Chief Executive Officer, Florida Progress Corporation
(holding company in the energy area) (1982-1990) and director of various of its subsidiaries.
-------------------------------------------------------------------------------------------------------------

EDITH E. HOLIDAY (50)   Director              Since 1996       82                Director, Amerada Hess
500 East Broward                                                                 Corporation (exploration
Blvd.                                                                            and refining of oil and
Suite 2100                                                                       gas); Hercules
Fort Lauderdale, FL                                                              Incorporated (chemicals,
33394-3091                                                                       fibers and resins);
                                                                                 Beverly Enterprises, Inc.
                                                                                 (health care); H.J. Heinz
                                                                                 Company (processed foods
                                                                                 and allied products); RTI
                                                                                 International Metals, Inc.
                                                                                 (manufacture and
                                                                                 distribution of titanium);
                                                                                 and Canadian National
                                                                                 Railway (railroad).
-------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993);
General Counsel to the United States Treasury Department (1989-1990); and
Counselor to the Secretary and Assistant Secretary for Public Affairs and Public
Liaison-United States Treasury Department (1988-1989).
-------------------------------------------------------------------------------------------------------------

BETTY P. KRAHMER (73)   Director              Since 1995       21                None
500 East Broward
Blvd.
Suite 2100
Fort Lauderdale, FL
33394-3091
-------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or trustee of various civic associations; and FORMERLY, Economic Analyst, U.S. government.
-------------------------------------------------------------------------------------------------------------

GORDON S. MACKLIN (74)  Director              Since 1993       133               Director, White Mountains
500 East Broward                                                                 Insurance Group, Ltd.
Blvd.                                                                            (holding company); Martek
Suite 2100                                                                       Biosciences Corporation;
Fort Lauderdale, FL                                                              MedImmune, Inc.
33394-3091                                                                       (biotechnology);
                                                                                 Overstock.com (Internet
                                                                                 services); and Spacehab,
                                                                                 Inc. (aerospace services).
-------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and FORMERLY, Chairman, White
River Corporation (financial services) (until 1998) and Hambrecht & Quist Group (investment banking) (until
1992); and President, National Association of Securities Dealers, Inc. (until 1987).
-------------------------------------------------------------------------------------------------------------

FRED R. MILLSAPS (73)   Director              Since 1992       27                None
500 East Broward
Blvd.
Suite 2100
Fort Lauderdale, FL
33394-3091
-------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various business and nonprofit organizations; and manager of personal investments (1978-present); and FORMERLY, Chairman and Chief Executive
Officer, Landmark Banking Corporation (1969-1978); Financial Vice President,
Florida Power and Light (1965-1969); and Vice President, Federal Reserve Bank of
Atlanta (1958-1965).
-------------------------------------------------------------------------------------------------------------

CONSTANTINE D.           Director             Since 1990       17                None
TSERETOPOULOS (48)
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL
33394-3091
-------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Physician, Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and FORMERLY, Cardiology Fellow, University of Maryland
(1985-1987) and Internal Medicine Resident, Greater Baltimore Medical Center
(1982-1985).
-------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS

----------------------- --------------------- ---------------- ----------------- ----------------------------
                                                              NUMBER OF
                                                              PORTFOLIOS IN
                                                              FUND COMPLEX
                                             LENGTH OF TIME   OVERSEEN BY       OTHER DIRECTORSHIPS HELD
NAME, AGE AND ADDRESS   POSITION             SERVED           BOARD MEMBER*
----------------------- --------------------- ---------------- ----------------- ----------------------------
**NICHOLAS F. BRADY     Director              Since 1993       21                Director, Amerada Hess
(72)                                                                             Corporation (exploration
500 East Broward                                                                 and refining of oil and
Blvd.                                                                            gas); C2, Inc. (operating
Suite 2100                                                                       and investment business);
Fort Lauderdale, FL                                                              and H.J. Heinz Company
33394-3091                                                                       (processed foods and
                                                                                 allied products).
-------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman, Templeton Emerging Markets Investment Trust PLC, Darby Overseas Investments, Ltd., Darby Emerging
Markets Investments LDC and Darby Technology Ventures Group, LLC (investment firms) (1994-present);
Director, Templeton Capital Advisors Ltd. and Franklin Templeton Investment Fund; and FORMERLY, Secretary
of the United States Department of the Treasury (1988-1993); Chairman of the Board, Dillon, Read & Co.,
Inc. (investment banking) (until 1988); and U.S. Senator, New Jersey (April 1982-December 1982).
-------------------------------------------------------------------------------------------------------------

**CHARLES B. JOHNSON    Director,             Director and     133               None
(69)                    Vice President and    Vice President
One Franklin Parkway    Chairman of the       since 1993 and
San Mateo, CA           Board                 Chairman of
94403-1906                                    the Board
                                              since 1995
-------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Chief Executive Officer, Member - Office of the Chairman
and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton
Distributors, Inc.; Director, Fiduciary Trust Company International; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------------------------------------

HARMON E. BURNS (57)    Vice President        Since 1996       Not Applicable    None
One Franklin Parkway
San Mateo, CA
94403-1906
-------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and
Director, Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.;
Director, Franklin Investment Advisory Services, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------------------------------------

JEFFREY A. EVERETT      Vice President        Since 2001       Not Applicable    None
(38)
PO Box N-7759
Lyford Cay, Nassau,
Bahamas
-------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Director, Templeton Global Advisors Limited; officer of 15 of the investment companies in Franklin Templeton Investments; and FORMERLY, Investment
Officer, First Pennsylvania Investment Research (until 1989).
-------------------------------------------------------------------------------------------------------------

MARTIN L.FLANAGAN      Vice President        Since 1990       Not Applicable    None
(42)
One Franklin Parkway
San Mateo, CA
94403-1906
-------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Member - Office of the President, Chief Financial Officer and Chief
Operating Officer, Franklin Resources, Inc.; Senior Vice President and Chief
Financial Officer, Franklin Mutual Advisers, LLC; Executive Vice President,
Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice
President and Chief Operating Officer, Templeton Investment Counsel, LLC;
President and Director, Franklin Advisers, Inc.; Executive Vice President,
Franklin Investment Advisory Services, Inc. and Franklin Templeton Investor
Services, LLC; Chief Financial Officer, Franklin Advisory Services, LLC;
Chairman, Franklin Templeton Services, LLC; and officer and/or director of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------------------------------------

JIMMY D. GAMBILL (55)   Senior Vice President   Since 2002       Not Applicable             None
500 East Broward        and Chief Executive
Blvd.                   Officer -Finance and
Suite 2100              Administration
Fort Lauderdale, FL
33394-3091
-------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President,  Franklin Templeton Services,  LLC; Senior Vice President,  Templeton
Worldwide,  Inc.;  and  officer of 50 of the  investment  companies  in Franklin
Templeton Investments.
-------------------------------------------------------------------------------------------------------------

DAVID P. GOSS (55)      Vice President        Since 2000       Not Applicable    None
One Franklin Parkway
San Mateo, CA
94403-1906
-------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel, Franklin Resources, Inc.; President, Chief Executive Officer and Director,
Property Resources, Inc. and Franklin Properties, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 50 of the investment companies in Franklin
Templeton Investments; and FORMERLY, President, Chief Executive Officer and Director, Property Resources
Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
-------------------------------------------------------------------------------------------------------------

BARBARA J. GREEN (55)   Vice President        Vice President   Not Applicable    None
One Franklin Parkway    and Secretary         since 2000
San Mateo, CA                                 and Secretary
94403-1906                                    since 1996
-------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President and Deputy General Counsel, Franklin Resources, Inc.; Senior Vice President, Templeton
Worldwide, Inc.; and officer of one of the other subsidiaries of Franklin Resources, Inc. and of 50 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of
Investment Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman,
Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission (1986-1995); Attorney, Rogers
& Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).
-------------------------------------------------------------------------------------------------------------


RUPERT H. JOHNSON,      Vice President        Since 1996       Not Applicable    None
JR. (62)
One Franklin Parkway
San Mateo, CA
94403-1906
-------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and
Director, Franklin Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment
Advisory Services, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------------------------------------

JOHN R. KAY (62)        Vice President        Since 1994       Not Applicable    None
500 East Broward
Blvd.
Suite 2100
Fort Lauderdale, FL
33394-3091
-------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Templeton Worldwide, Inc.; Assistant Vice President, Franklin Templeton Distributors, Inc.;
Senior Vice President, Franklin Templeton Services, LLC; and officer of one of the other subsidiaries of
Franklin Resources, Inc. and of 20 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Vice President and Controller, Keystone Group, Inc.
-------------------------------------------------------------------------------------------------------------

MICHAEL O.  MAGDOL      Vice President -      Since 2002       Not Applicable    Director, FTI Banque, Arch
(65)                    AML Compliance                                           Chemicals, Inc. and
600 5th Avenue                                                                   Lingnan Foundation.
Rockefeller Center
New York, NY
10048-0772
-------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company
International; officer and/or director, as the case may be of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 47 of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------------------------------------
MARK MOBIUS (66)        Vice President        Since 1993       Not Applicable    None
Two Exchange Square,
39th Floor,
Suite 3905-08
Hong Kong
-------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Portfolio Manager of various Templeton advisory affiliates; Managing Director,
Templeton Asset Management Ltd.; Executive Vice President and Director,
Templeton Global Advisors Limited; officer of six of the investment companies in
Franklin Templeton Investments; officer and/or director as the case may be of some of the subsidiaries of Franklin Resources, Inc.; and FORMERLY, President,
International Investment Trust Company Limited (investment manager of Taiwan
R.O.C. Fund) (1986-1987); and Director, Vickers da Costa, Hong Kong (1983-1986).
-------------------------------------------------------------------------------------------------------------

DONALD F. REED (58)     President and Chief   President        Not Applicable    None
1 Adelaide Street       Executive Officer -   since 1993 and
East, Suite 2101        Investment            Chief
Toronto, Ontario        Management            Executive
Canada M5C 3B8                                Officer-Investment
                                              Management
                                              since 2002
-------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and Director, Templeton Worldwide, Inc.; Chief Executive Officer, Templeton
Investment Counsel, LLC; President, Chief Executive Officer and Director, Franklin Templeton Investments
Corp.; officer and/or director, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc.; and FORMERLY, Chairman and Director, FTTrust Company.
-------------------------------------------------------------------------------------------------------------

BRUCE S. ROSENBERG      Treasurer and Chief   Treasurer        Not Applicable    None
(41)                    Financial Officer     since 2000 and
500 East Broward                              Chief
Blvd.                                         Financial
Suite 2100                                    Officer since
Fort Lauderdale, FL                           2002
33394-3091
-------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; and officer of some of the subsidiaries of Franklin Resources, Inc. and of 16 of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------------------------------------

MURRAY L. SIMPSON (65)  Vice President        Since 2000       Not Applicable    None
One Franklin Parkway
San Mateo, CA
94403-1906
-------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director of some of the subsidiaries of Franklin Resources, Inc.; officer of 50 of the investment companies in Franklin
Templeton Investments; and FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin
Investment Services (Asia) Limited (until 2000); and Director, Templeton Asset Management Ltd. (until 1999).
-------------------------------------------------------------------------------------------------------------

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

**Charles B. Johnson is considered an interested person of the Fund under the federal securities laws due to his position as an officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Funds' adviser and distributor, and his position with TIFI. Nicholas F. Brady is considered an interested person of the Fund under the federal securities laws due to his business affiliations with Resources and Templeton Global Advisors Limited. Mr. Brady and Resources are both limited partners of Darby Overseas Partners, L.P. (Darby Overseas). Mr. Brady is Chairman and shareholder of Darby Overseas Investments, Ltd., which is the corporate general partner of Darby Overseas. In addition, Darby Overseas and Templeton Global Advisors Limited are limited partners of Darby Emerging Markets Fund, L.P.
(DEMF). Mr. Brady serves as Chairman of the corporate general partner of DEMF, and Darby Overseas and its general partner own 100% of the stock of the general partner of DEMF. Resources also is an investor in Darby Technology Ventures Group, LLC (DTV) in which Darby Overseas is a significant investor and for which Darby Overseas has the right to appoint a majority of the directors. Templeton Global Advisors Limited also is a limited partner in Darby-BBVA Latin America Private Equity Fund, L.P. (DBVA), a private equity fund in which Darby Overseas is a significant investor, and the general partner of which Darby Overseas controls jointly with an unaffiliated third party. Mr. Brady is also a director of Templeton Capital Advisors Ltd. (TCAL), which serves as investment manager to certain unregistered funds. TCAL and Templeton Global Advisors Limited are both indirect subsidiaries of Resources.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

(BACK COVER)

This report must be preceded or accompanied by the current prospectus of the Templeton Institutional Funds, Inc. Emerging Fixed Income Markets Series, which contains more complete information, including risk factors, charges, and expenses. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political, and other factors, as well as investment decisions by the manager. The manager does not protect the Fund and its investors from such losses. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded, and accessed. These calls can be determined by the presence of a regular beeping tone.

Principal Underwriter:

FRANKLIN TEMPLETON
DISTRIBUTORS, INC.
100 Fountain Parkway
P.O. Box 33030
St. Petersburg, Florida 33733-8030

INSTITUTIONAL SERVICES: 1-800-321-8563
FUND INFORMATION: 1-800-362-6243

ZT453 A 02/03